UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600

Los Angeles, California 90067

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (310) 552-1834

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed by Korn Ferry, a Delaware corporation (the “Company”), each of its named executive officers agreed that, effective May 1, 2020, each named executive officer’s base salary would be reduced by 50%. These reductions were originally scheduled to be effective through August 31, 2020. The named executive officers executed amendments to their existing employment agreements and letters, as applicable, formalizing such base salary reductions and acknowledging that such reductions would not trigger any good reason or other constructive termination rights.

As the Company continues to take steps to address the challenging economic environment created by COVID-19, the Company and each of its named executive officers have agreed to extend the reductions in base salary by 50% through December 31, 2020. The named executive officers have executed amendments to their existing employment arrangements documenting this extension. Other than extending the duration of the base salary reductions, the terms and conditions of the executive officers’ existing employment arrangements remain in full force and effect.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the amendments, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Extension Amendment to Gary Burnison Amended and Restated Employment Agreement.

Exhibit 10.2	Extension Amendment to Robert Rozek Employment Agreement.

Exhibit 10.3	Extension Amendment to Byrne Mulrooney Letter Agreement.

Exhibit 10.4	Extension Amendment to Mark Arian Letter Agreement.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: July 10, 2020	/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	General Counsel and Corporate Secretary, Managing Director - Business Affairs